SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    June 28, 2007

Who’s Your Daddy, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-33519	98-0360989
(Commission File Number)	(IRS Employer Identification No.)

5840 El Camino Real, Suite 108, Carlsbad, California 92008

(Address of Principal Executive Offices) (Zip Code)

(760) 438-5470

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 1.01    Entry into a Material Definitive Agreement.

Amendment to Securities Purchase Agreement

On June 22, 2007, Who’s Your Daddy, Inc. (the “Company”) entered into an Amendment to Securities Purchase Agreement (the “Amendment”) with the purchasers who participated in the Company’s May 2007 private placement of up to 6,500,000 shares of the Company’s common stock (the “Purchasers”). The Amendment amends Section 2.3 of that certain Securities Purchase Agreement dated May 7, 2007 by and among the Company and the Purchasers, attached as Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission (the “Comission”) on May 14, 2007 (the “SPA”), by providing Around the Clock Partners, LP and Cohiba Partners Inc. each an option to purchase up to an additional 250,000 shares of the Company’s common stock at $0.50 per share. As a result, the Amendment increases the option granted by the Company pursuant to the SPA from 2,000,000 shares to 2,500,000 shares at $0.50 per share.

In connection with the issuance of the shares and the option under the SPA and the Amendment, the Company relied on the exemption from registration for a private transaction not involving a public distribution provided by Section 4(2) of the Securities Act of 1933 and Rule 506 promulgated thereunder.

Amendment to Registration Rights Agreement

On June 22, 2007, the Company entered into an Amendment to Registration Rights Agreement. Pursuant to the terms of the Registration Rights Agreement dated May 7, 2007 by and among the Company and the Purchasers, and attached as Exhibit 10.2 to the Form 8-K filed with the Commission on May 14, 2007, the Company agreed to prepare and file with the Commission a registration statement covering the resale of the Registrable Securities, as defined therein, by no later than the 45th calendar day following the date of the SPA. Pursuant to the Amendment to Registration Rights Agreement, the Purchasers agreed to grant the Company a 10-day extension. As a result, the Company has until July 2, 2007 to cause the registration statement to be filed with the Commission. If the Company fails to have the registration statement filed by the new deadline, the Company will be obligated to pay the holders of shares covered by the Registration Rights Agreement liquidated damages in the form of a cash penalty in the amount of two percent (2%) of the aggregate purchase price for any shares required to be registered, payable on failure to timely file the registration statement and on each successive thirty day period thereafter until such failure is cured.

The foregoing description of the Amendment and Amendment to Registration Rights Agreement is not, and does not purport to be complete and is qualified in its entirety by reference to copies of the same filed as Exhibit 10.1 and Exhibit 10.2 hereto and incorporated herein in its entirety by this reference.

Item 3.02    Unregistered Sales of Equity Securities

The information contained in Item 1.01 in this Current Report on Form 8-K is hereby incorporated by reference.

Item 3.03    Material Modification to Rights of Security Holders

The information contained in Item 1.01 in this Current Report on Form 8-K is hereby incorporated by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibit No.	Description
10.1	Amendment to Securities Purchase Agreement, dated June 22, 2007 by and among the Company and the Purchasers identified therein.
10.2	Amendment to Registration Rights Agreement, dated June 22, 2007 by and among the Company and the Purchasers identified therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Who’s Your Daddy, Inc.

Date: June 28, 2007	By:	/s/ Edon Moyal

Name: Edon Moyal Title: Chief Executive Officer